UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 30, 2003

FIRST CENTURY BANKSHARES, INC.

(Exact name of registrant as specified in its charter)

West Virginia	0-11671	55-0628089
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

500 Federal Street, Bluefield, WV	24701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (304) 325-81811

(Former name or former address, if changed since last report) Not applicable

FIRST CENTURY BANKSHARES, INC.

FORM 8-K

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press release announcing earnings for the period ended June 30, 2003 for First Century Bankshares, Inc.

Item 9.	Regulation FD Disclosure

On July 30, 2003, First Century Bankshares, Inc. (“First Century”) issued a News Release announcing its earnings for the second quarter of 2003. A copy of the News Release is attached as Exhibit 99.1 to this Report.

This Current Report on Form 8-K and the News Release is being provided pursuant to Item 12, Results of Operations and Financial Condition, in accordance with the guidance provided in SEC Release Nos. 33-8216 and 34-47583.

SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CENTURY BANKSHARES, INC. (Registrant)

By:	/s/ J. RONALD HYPES
J. Ronald Hypes, Treasurer (Principal Accounting and Financial Officer)

Date: July 30, 2003

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